UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI 48170-2461

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (734) 414-6100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 4, 2017, Perceptron, Inc. (the “Company”) and Comerica Bank (“Comerica”) entered into the Ninth Amendment to the Credit Agreement dated as of November 16, 2010 (as amended, the “Credit Agreement”), and related documents, including a Revolving Credit Note and an Advance Formula Agreement. The Ninth Amendment changes the maximum permitted borrowings under the Credit Agreement from $10.0 million to $6.0 million. Additionally the borrowing base was reduced to the lesser of (i) $6.0 million or (ii) the sum of 80% of eligible accounts, plus the lesser of 50% of eligible inventory or $2.5 million. The foregoing description is qualified in its entirety by reference to the Ninth Amendment, Revolving Credit Note and Advance Formula Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 8, 2017, Perceptron, Inc. (the “Company”) issued a press release announcing the Company’s financial and operating results for the fiscal 2017 third quarter ended March 31, 2017. Attached hereto and incorporated by reference as Exhibit 99.1 is the press release relating to such announcement. Such information, including Exhibit 99.1 attached hereto under Item 9.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

D.	Exhibits.

Exhibit No.	Description
Exhibit 10.1	Ninth Amendment to Amended and Restated Credit Agreement, dated November 16, 2010, between the Company and Comerica Bank.

Exhibit 10.2	Master Revolving Note, dated May 4, 2017, between the Company and Comerica Bank.

Exhibit 10.3	Advance Formula Agreement, dated May 4, 2017, between the Company and Comerica Bank.

Exhibit 99.1	Press Release dated May 8, 2017 announcing the Company’s financial and operating results for the fiscal 2017 third quarter ended March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: May 8, 2017	/s/ David L. Watza
By: David L. Watza
Its: President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Ninth Amendment to Amended and Restated Credit Agreement, dated November 16, 2010, between the Company and Comerica Bank.

10.2	Master Revolving Note, dated May 4, 2017, between the Company and Comerica Bank.

10.3	Advance Formula Agreement, dated May 4, 2017, between the Company and Comerica Bank.

99.1	Press Release dated May 8, 2017 announcing the Company’s financial and operating results for the fiscal 2017 third quarter ended March 31, 2017.